ZTIF P-1 08/11

SUPPLEMENT DATED AUGUST 1, 2011

TO THE PROSPECTUS DATED MAY 1, 2011

OF

Emerging Markets Series

(a series of Templeton Institutional Funds)

The prospectus is amended as follows:

I. The "Annual Fund Operating Expenses" table on page 2 of the Fund Summary "Fees and Expenses of the Fund" section is revised as follows:

Management fees[1]	1.08%
Other expenses	0.16%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses	1.25%
Fee waiver and/or expense reimbursement[1]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.24%

1. Restated to reflect the decrease in the investment management fee effective May 1, 2011. Also, the investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the acquired fund fees and expenses) do not exceed 1.24% (other than certain non-routine expenses) until April 30, 2012. In addition, the investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. The contractual fee waiver and/or expense reimbursement agreement may not be terminated during the term set forth above. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which do not reflect the decrease in management fees and the acquired fund fees and expenses.

II. The table on page 3 of the Fund Summary "Fees and Expenses of the Fund – Example" section is revised as follows:

1 Year	3 Years	5 Years	10 Years
$ 126	$ 396	$ 685	$ 1,511

III. The "Portfolio Turnover" section on page 3 of the Fund Summary is revised as follows:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.97% of the average value of its portfolio.

IV. The "Depositary Receipts" risk on page 5 of the Fund Summary "Principal Risks" section has been removed.

V. The following is added to the “Management” section beginning on page 38 of the Fund Details:

Asset Management and the Fund's administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the acquired fund fees and expenses) do not exceed 1.24% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2012.

Please keep this supplement for future reference.